Supplement to the John Hancock Financial Industries Fund
             Statement of Additional Information dated July 1, 2000

Shareholders of record on September 12, 2000 will be asked to eliminate the investment restriction requiring the Fund to invest more than 25% of its assets in the banking industry and to modernize the fund's fundamental investment restrictions by approving changes to these restriction. If these changes are approved by shareholders, the restrictions will be substantially as follows:

FUNDAMENTAL INVESTMENT RESTRICTIONS (AS PROPOSED)

The Fund may not:

(1) Issue senior securities, except as permitted by paragraphs (2), (5) and (6) below, and as otherwise permitted by the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

(2) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

(3) Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be an underwriter for purposes of the 1933 Act.

(4) Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

(5) Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivative include forward foreign currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

(6) Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

(7) Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment; except that the Fund will ordinarily invest more than 25% of its assets in the financial services sector. This limitation does not apply to investments in obligations of the U.S. government or any of its agencies, instrumentalities or authorities.

(8) With respect to 75% of the Fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities), if:

         a. such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

         b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.


NON-FUNDAMENTAL RESTRICTIONS: (AS PROPOSED)

The Fund may not:

(1) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

(2) Participate on a joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save commissions or to average prices among them is not deemed to result in a joint securities trading account.

(3) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in the securities of other investment companies, (ii) the Fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the Fund in connection with lending the Fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

(4) Invest more than 15% of its net assets in illiquid securities.

(5) Purchase securities while outstanding borrowings (other than reverse repurchase agreements) exceed 5% of the Fund's total assets.

(6) Invest for the purpose of exercising control over or management of any company.

September 13, 2000
SAI 9/00